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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2001


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                        HOTEL RESERVATIONS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-249575                 75-2817683
  (State of incorporation)   (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)



         8140 WALNUT HILL LANE, SUITE 800
                   DALLAS, TEXAS                                  75231
      (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (214) 361-7311


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ITEM 5.  OTHER EVENTS.

         In a press release dated February 16, 2001, a copy of which is incorporated herein as Exhibit 99.1, Hotel Reservations Network, Inc. ("HRN") announced the completion of the previously announced merger with TravelNow.com Inc. ("TravelNow"). HRN now owns the entire equity interest of TravelNow .


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) EXHIBITS.

                  99.1 -- Press Release, dated February 16, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOTEL RESERVATIONS NETWORK, INC.



Date:  February 20, 2001               By:      /s/ Gregory S. Porter
                                                -----------------------------
                                                Gregory S. Porter
                                                General Counsel and Secretary


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